CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, the J. Anthony Whatley III of the Accessor Funds, Inc. (the "Funds"), with respect to the Funds' Form N-CSR for the period ended December 31, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: March 7, 2008


                                             /s/ J. Anthony Whatley III
                                             ----------------------------------
                                             J. Anthony Whatley III
                                             President

                                 CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


         The undersigned, Eric J. Kleinschmidt, of the Accessor Funds, Inc. (the "Funds"), with respect to the Funds' Form N-CSR for the period ended December 31, 2007 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: March 7, 2008


                                            /s/ Eric J. Kleinschmidt
                                            -----------------------------------
                                            Eric J. Kleinschmidt
                                            Treasurer